EX-99.1

Contacts:
Elise Caffrey	Matthew Lloyd
Investor Relations	Media Relations
iRobot Corp.	iRobot Corp.
(781) 430-3003	(781) 430-3720
ecaffrey@irobot.com	mlloyd@irobot.com

iRobot Reports First-Quarter Financial Results
Domestic Revenue Grew More Than 50% Year over Year; Reaffirms Full-Year Expectations

BEDFORD, Mass., Apr. 26, 2016 - iRobot Corp. (NASDAQ: IRBT), a leader in delivering robotic technology-based solutions, today announced its financial results for the first quarter ended April 2, 2016.

“Our first quarter results were outstanding. Home Robot revenue grew 15% over Q1 2015, driven by significant growth in the United States following a record Q4 2015,” said Colin Angle, chairman and chief executive officer of iRobot.

“We also achieved a major milestone in shifting our strategic focus to the Home with the completion of the sale of the D&S business. Based on our Q1 results and our outlook for the rest of 2016, we are reaffirming our full year expectations. We continue to expect 2016 revenue of $630 to $642 million, EPS of between $1.20 and $1.40 and adjusted EBITDA of $80 to $90 million or roughly 13-14% of revenue.

“These expectations reflect our continued confidence that Home Robot revenue will grow 12-13% driven by strong growth in the U.S. and China. The success of the marketing programs we ran during the Q4 2015 holiday season, resulting in year-over-year sell-through of more than 70%, caused U.S. retailers to re-stock their shelves in Q1, ahead of our expectations. We anticipate this momentum to continue throughout 2016 as heavy promotional activities begin again in the second quarter for Mother’s Day and Father’s Day. As we discussed last quarter, our 2016 expectations include strategic incremental investments, critical to achieving our 3-year financial targets. The investments will impact earnings in 2016 versus last year, as expected, to position the company for accelerated growth and improved profitability in 2017 and 2018. In addition, the remaining expenses associated with the D&S divestiture and our proxy contest are an additional one-time cost that will affect Q2, but our strong Q1 results enable us to reaffirm our earnings and Adjusted EBITDA expectations for the full year.

“We are off to a great start in 2016 and tracking well to our plan.”

Financial Results

•	Revenue for the first quarter of 2016 was $130.8 million, compared with $118.0 million for the first quarter of 2015.

•	Net income for the first quarter of 2016 was $3.9 million, compared with net income of $4.8 million for the first quarter of 2015.

•	Quarterly earnings per share were $0.13, compared with earnings per share of $0.16 in the first quarter of 2015.

•	Adjusted EBITDA for the first quarter of 2016 was $14.1 million, compared with $13.1 million in the first quarter of 2015.

Business Highlights

•	We delivered year-over-year Home Robot quarterly revenue growth in the United States of more than 50% following record sell through during last year’s holiday season.

•	The overwhelmingly positive response to the introduction of our newest product, Braava jet™, resulted in the highest Day-1 unit sales in the company’s history.

•
Shortly after the end of the quarter, we closed the previously announced sale of our Defense & Security business, ending a proud chapter in iRobot’s history and enabling our intense focus on our home business.

•
We executed an $85 million accelerated stock repurchase transaction shortly after the end of the quarter, funded in part by the proceeds from the sale, consistent with our balanced approach to capital allocation. With this latest transaction, we will have returned almost $100 million of excess capital to shareholders during 2016, while investing to grow the business in order to create shareholder value.

•	We reaffirm full-year financial expectations.

Financial Expectations

Management provides the following expectations with respect to the second quarter ending July 2, 2016 and fiscal year ending December 31, 2016.

Q2 2016:
Revenue	$145 - $150 million
Earnings Per Share	$0.06 - $0.14
Adjusted EBITDA	$9 - $12 million

Fiscal Year 2016:
Revenue	$630 - $642 million
Earnings Per Share	$1.20 - $1.40
Adjusted EBITDA	$80 - $90 million

First-Quarter Conference Call
iRobot will host a conference call tomorrow at 8:30 a.m. ET to discuss its financial results for the first fiscal quarter 2016, business outlook, and outlook for second fiscal quarter and fiscal year 2016 financial performance. Pertinent details include:

Date:	Wednesday, April 27, 2016
Time:	8:30 a.m. ET
Call-In Number:	847-619-6396
Passcode:	40924297

A live, audio broadcast of the conference call will also be available at http://investor.irobot.com/phoenix.zhtml?c=193096&p=irol-EventDetails&EventId=5206139. An archived version of the broadcast will be available on the same website shortly after the conclusion of the live event. A replay of the telephone conference call will be available through May 4, and can be accessed by dialing 630-652-3042, passcode 40924297#.

About iRobot Corp.
iRobot designs and builds robots that empower people to do more. The company's home robots help people find smarter ways to clean and accomplish more in their daily lives.
iRobot’s portfolio of solutions feature proprietary technologies for the connected home and advanced concepts in navigation, mobility, manipulation and artificial intelligence. For more information about iRobot, please visit www.irobot.com.

For iRobot Investors
Forward-Looking Statements and Non-GAAP Financial Measures
Certain statements made in this press release that are not based on historical information are forward-looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This press release contains express or implied forward-looking statements relating to, among other things, iRobot Corp.’s expectations regarding future financial performance, future operating performance and growth, the rate of Home Robot revenue growth, demand for our robots, and anticipated revenue, earnings per share and Adjusted EBITDA for fiscal year 2016 and the second quarter ending July 2, 2016. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things: our ability to operate in an emerging market, the financial strength of our customers and retailers, general economic conditions, market acceptance of our products, and competition. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. iRobot Corp. undertakes no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances or otherwise. For additional disclosure regarding these and other risks faced by iRobot Corp., see the disclosure contained in our public filings with the Securities and Exchange Commission.
This press release includes Adjusted EBITDA, which is a non-GAAP financial measure as defined by SEC Regulation G. We define Adjusted EBITDA as earnings before interest, taxes, depreciation, amortization, stock-based compensation expense, merger, acquisition and divestiture expense, net intellectual property litigation (income) expense, and restructuring expense. A reconciliation between net income and Adjusted EBITDA is provided in the financial tables at the end of this press release.

Important Stockholder Information
iRobot Corp. will hold its 2016 Annual Meeting of Stockholders on May 25, 2016. We have filed with the Securities and Exchange Commission (the “SEC”) and mailed to our stockholders a definitive proxy statement and form of WHITE proxy card in connection with the 2016 Annual Meeting. The definitive proxy statement contains important information about iRobot Corp., the 2016 Annual Meeting and related matters.

IROBOT CORP. STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION.

iRobot Corp. and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of iRobot Corp. in connection with the matters to be considered at the 2016 Annual Meeting. Information regarding iRobot Corp.’s directors and executive officers is contained in the Company’s annual report on Form 10-K filed with the SEC on February 19, 2016, and definitive proxy statement filed with the SEC on March 29, 2016.

The proxy statement and other relevant solicitation materials (when they become available), and any and all documents filed by iRobot Corp. with the SEC, may be obtained by investors and security holders free of charge at the SEC’s web site at www.sec.gov. In addition, iRobot Corp.’s filings with the SEC, including the proxy statement and other relevant solicitation materials (when they become available), may be obtained, without charge, from iRobot Corp. by directing a request to iRobot Corp. at 8 Crosby Drive, Bedford, MA 01730, Attention: Investor Relations. Such materials are also available at www.irobot.com.

iRobot Corporation
Consolidated Statements of Income
(in thousands, except per share amounts)
(unaudited)

	For the three months ended
	April 2, 2016	March 28, 2015
Revenue	$130,804	$117,961
Cost of revenue	68,843	64,253
Gross margin	61,961	53,708
Operating expenses:
Research and development	19,728	19,032
Selling and marketing	19,940	14,188
General and administrative	16,764	12,589
Total operating expenses	56,432	45,809
Operating income	5,529	7,899
Other income (expense), net	200	(794)
Income before income taxes	5,729	7,105
Income tax expense	1,797	2,351
Net income	$3,932	$4,754

Net income per share
Basic	$0.14	$0.16
Diluted	$0.13	$0.16

Number of shares used in per share calculations
Basic	29,004	29,653
Diluted	29,474	30,230

Stock-based compensation included in above figures:
Cost of revenue	$221	$215
Research and development	829	832
Selling and marketing	485	309
General and administrative	2,357	1,751
Total	$3,892	$3,107

iRobot Corporation
Condensed Consolidated Balance Sheets
(unaudited, in thousands)

	April 2, 2016	January 2, 2016

Assets
Cash and cash equivalents	$215,990	$179,915
Short term investments	30,746	33,124
Accounts receivable, net	28,497	104,679
Unbilled revenue	139	452
Inventory	52,764	61,678
Assets held for sale	19,966	—
Other current assets	11,770	9,501
Total current assets	359,872	389,349
Property and equipment, net	25,600	26,850
Deferred tax assets	31,849	31,721
Goodwill	48,751	48,751
Intangible assets, net	14,800	15,664
Other assets	9,931	9,408
Total assets	$490,803	$521,743

Liabilities and stockholders' equity
Accounts payable	$39,015	$61,655
Accrued expenses	12,910	15,954
Accrued compensation	11,220	15,752
Deferred revenue and customer advances	2,634	3,265
Liabilities held for sale	4,609	—
Total current liabilities	70,388	96,626
Long term liabilities	7,231	7,706
Stockholders' equity	413,184	417,411
Total liabilities and stockholders' equity	$490,803	$521,743

iRobot Corporation
Consolidated Statements of Cash Flows
(unaudited, in thousands)

	For the three months ended
	April 2, 2016	March 28, 2015
Cash flows from operating activities:
Net income	$3,932	$4,754
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,375	3,561
Loss on disposal of property and equipment	—	22
Stock-based compensation	3,892	3,107
Deferred income taxes, net	(47)	(102)
Tax benefit of excess stock-based compensation deductions	(267)	(560)
Non-cash director deferred compensation	33	38
Changes in operating assets and liabilities — (use) source
Accounts receivable	69,879	33,351
Unbilled revenue	185	1,981
Inventory	(3,167)	(1,998)
Other assets	(2,985)	203
Accounts payable	(20,626)	(21,835)
Accrued expenses	(2,673)	(4,374)
Accrued compensation	(4,055)	(8,430)
Deferred revenue and customer advances	1,144	(2,080)
Long term liabilities	3	83
Net cash provided by operating activities	48,623	7,721

Cash flows from investing activities:
Additions of property and equipment	(2,390)	(4,445)
Change in other assets	(523)	(515)
Purchase of investments	—	(3,541)
Sales of investments	2,500	2,500
Net cash used in investing activities	(413)	(6,001)

Cash flows from financing activities:
Proceeds from stock option exercises	837	1,466
Income tax withholding payment associated with restricted stock vesting	(1,218)	(1,118)
Stock repurchases	(12,021)	(4,924)
Tax benefit of excess stock-based compensation deductions	267	560
Net cash used in financing activities	(12,135)	(4,016)

Net increase (decrease) in cash and cash equivalents	36,075	(2,296)
Cash and cash equivalents, at beginning of period	179,915	185,957
Cash and cash equivalents, at end of period	$215,990	$183,661

iRobot Corporation
Supplemental Information
(unaudited)

	For the three months ended
	April 2, 2016	March 28, 2015

Revenue: *
Home Robots	$127,687	$111,085
Domestic	$63,158	$40,627
International	$64,529	$70,458

Defense & Security	$3,075	$6,526
Domestic	$2,092	$3,853
International	$983	$2,673

Product	$3,057	$6,372
Contract	$18	$154

Product Life Cycle	$2,002	$4,728

Gross Margin Percent:
Home Robots	52.5%	51.1%
Defense & Security	16.6%	33.2%
Total Company	47.4%	45.5%

Units shipped:
Home Robots *	550	491
Defense & Security	11	28

Average gross selling prices for robot units:
Home Robots	$257	$238
Defense & Security *	$96	$59

Days sales outstanding	24	30

Days in inventory	86	71

Headcount	633	589

* in thousands

iRobot Corporation
Adjusted EBITDA Reconciliation to GAAP
(unaudited, in thousands)

	For the three months ended
	April 2, 2016	March 28, 2015

Net income	$3,932	$4,754

Interest income, net	(272)	(154)
Income tax expense	1,797	2,351
Depreciation	2,467	2,621
Amortization	908	940

EBITDA	8,832	10,512

Stock-based compensation expense	3,892	3,107
Merger, acquisition and divestiture expense	1,358	—
Net intellectual property litigation (income) expense	56	(510)
Restructuring expense	—	—

Adjusted EBITDA	$14,138	$13,109

Use of Non-GAAP Financial Measures

In evaluating its business, iRobot considers and uses Adjusted EBITDA as a supplemental measure of its operating performance. The Company defines Adjusted EBITDA as earnings before interest, taxes, depreciation, amortization, stock-based compensation expense, merger, acquisition and divestiture expense, net intellectual property litigation (income) expense, and restructuring expense. The Company also presents Adjusted EBITDA because it believes it is frequently used by securities analysts, investors and other interested parties as a measure of financial performance.

The term Adjusted EBITDA is not defined under U.S. generally accepted accounting principles, or U.S. GAAP, and is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP. Adjusted EBITDA has limitations as an analytical tool, and when assessing the Company's operating performance, investors should not consider Adjusted EBITDA in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with U.S. GAAP. Among other things, Adjusted EBITDA does not reflect the Company's actual cash expenditures. Other companies may calculate similar measures differently than iRobot, limiting their usefulness as comparative tools. iRobot compensates for these limitations by relying primarily on its GAAP results and using Adjusted EBITDA only supplementally.

iRobot Corporation
Impact of Defense and Security (D&S) Divestiture
(in millions, except per share amounts)
(unaudited)

	For the three months ended April 2, 2016
		Gross margin		Operating expenses		Operating income		Net income
	Revenue	$	%	$	%	$	%	per share

As reported (GAAP) *	$131	$62	47.4%	$56	43.2%	$6	4.2%	$0.13

D&S related **	$3	$0	0.0%	$5	166.7%	($5)	(166.7%)	($0.12)

Excluding D&S (Non-GAAP) *	$128	$62	48.4%	$51	39.8%	$11	8.6%	$0.25

	Financial expectations for the fiscal year ending December 31, 2016
								Net income
	Revenue	Gross margin %		Operating expense %		Operating income %		per share

Expected (GAAP) *	$630 - $642	47% - 48%		38% - 39%		8% - 9%		$1.20 - $1.40

D&S related **	$3	0%		185% - 195%		(190% - 200%)		($0.10 - $0.11)

Excluding D&S (Non-GAAP) *	$627 - $639	47% - 48%		38% - 39%		9% - 10%		$1.30 - $1.50

* GAAP refers to U.S. generally accepted accounting principles.

** Includes divestiture related costs.

iRobot Corporation
Defense and Security 2015 Financial Results (Non-GAAP) *
(in millions, except per share amounts)
(unaudited)

	For the three months ended				For the twelve months ended
	March 28, 2015	June 27, 2015	September 26, 2015	January 2, 2016	January 2, 2016

Revenue	$6	$12	$6	$31	$55

Operating income	($3)	$0	($2)	$9	$4

Net income per share	($0.06)	($0.01)	($0.06)	$0.23	$0.10

* GAAP refers to U.S. generally accepted accounting principles.

iRobot Corporation
8 Crosby Drive, Bedford, MA 01730-1402 Ù 781.430.3000 Ù Fax 781.430.3001 Ù www.irobot.com